Exhibit 99.2

Reformation
3033
Reformation

Q4 2018
SUPPLEMENTAL REPORTING INFORMATION

ACADIA REALTY TRUST

ACADIA—REALTY TRUST—Q2 2018 SUPPLEMENTAL REPORTING INFORMATIO

Table of Contents		Supplemental Report – December 31, 2018

Section I - Fourth Quarter 2018 Earnings Press Release
Section II - Financial Information		Section III – Core Portfolio Information

Company Information	3	Core Properties	26
Market Capitalization	4	Core Top Tenants	30
Operating Statements		Core Lease Expirations	31
Consolidated Income Statements	5	Core New and Renewal Rent Spreads	32
Income Statement - Pro-rata Adjustments	7	Core Capital Expenditures	33
Consolidated Balance Sheet	8
Balance Sheet - Pro-rata Adjustments	9
Funds from Operations (“FFO”), Adjusted FFO (“AFFO”)	11
EBITDA	13
Same Property Net Operating Income	14
Fee Income	15	Section IV - Fund Information
Structured Financing	16
Other Information		Fund Overview	34
Transactional Activity	17	Fund Properties	35
2019 Guidance	18	Fund Lease Expirations	38
Net Asset Valuation Information	19	Development and Redevelopment Activity	39
Selected Financial Ratios	20
Debt Analysis
Summary	22
Detail	23
Maturities	25	Important Notes	41

Visit www.acadiarealty.com for additional investor and portfolio information

Supplemental Report – December 31, 2018		Company Information

Acadia Realty Trust is a fully-integrated equity real estate investment trust, focused on the ownership, acquisition, redevelopment and management of high-quality retail properties located in key street and urban retail corridors as well as suburban locations within high-barrier-to-entry, densely-populated metropolitan areas. Acadia owns, or has an ownership interest in, these properties through its core portfolio and through a series of opportunistic/value-add investment funds. Additional information may be found on the Company’s website at www.acadiarealty.com.

Contact Information

	Corporate Headquarters	Investor Relations	New York Stock Exchange
	411 Theodore Fremd Avenue	Amy Racanello	Symbol AKR
	Suite 300	Senior Vice President,
	Rye, NY 10580	Capital Markets & Investments
(914) 288-3345
aracanello@acadiarealty.com

Analyst Coverage

	Bank of America / Merrill Lynch	BTIG	KeyBanc Capital Markets, Inc.
	Craig Schmidt - (646) 855-3640	Michael Gorman - (212) 738-6138	Todd Thomas - (917) 368-2286
	craig.schmidt@baml.com	mgorman@btig.com	tthomas@key.com

	Green Street Advisors	Citigroup - Global Markets	J.P. Morgan Securities, Inc.
	Daniel Busch - (949) 640-8780	Christy McElroy - (212) 816-6981	Michael W. Mueller, CFA - (212) 622-6689
	dbusch@greenstreetadvisors.com	christy.mcelroy@citi.com	michael.w.mueller@jpmorgan.com

3

Market Capitalization
Supplemental Report – December 31, 2018	(Including pro-rata share of Fund debt, in thousands)

					Changes in Total Outstanding Common				Weighted Average
	Total Market			Capitalization	Shares and OP Units (in thousands)				Diluted EPS		FFO
	Capitalization ($)%			Based on Net Debt [1]		Common Shares	Common OP Units	Total	Quarter	YTD	Quarter	YTD
Equity Capitalization
Common Shares	81,557				Balance at 12/31/2017	83,708	4,716	88,424
Common Operating Partnership ("OP") Units	5,030				Other	11	289	300
Combined Common Shares and OP Units	86,587				Share repurchases	(1,304)	—	(1,304)
					OP Conversions	36	(36)	—
Share Price at December 31, 2018	$23.76				Balance at 3/31/2018	82,451	4,969	87,420	83,438	83,438	89,067	89,067
					Other	13	18	31
Equity Capitalization - Common Shares and OP Units	$2,057,307				Share repurchases	(990)	—	(990)
Preferred OP Units	11,864	[2]			OP Conversions	29	(29)	—
Total Equity Capitalization	2,069,171		68%	69%	Balance at 6/30/2018	81,503	4,958	86,461	81,756	82,592	87,485	88,272
					Other	1	—	1
Debt Capitalization					OP Conversions	46	(46)	—
Consolidated debt	1,560,333				Balance at 9/30/2018	81,550	4,912	86,462	81,566	82,245	87,251	87,900
Adjustment to reflect pro-rata share of debt	(596,557)				Other	(3)	128	125
Total Debt Capitalization	963,776		32%	31%	OP Conversions	10	(10)	—
					Balance at 12/31/2018	81,557	5,030	86,587	81,591	82,080	87,212	87,728
Total Market Capitalization	$3,032,947	[3]	100%	100%

__________

1.	Reflects debt net of Core Portfolio cash of $12,982 and pro-rata share of Funds cash of $3,452 for total cash netted against debt of $16,434.

2.	Represents 188 Series A and 136,593 Series C Preferred OP Units convertible into 25,067 and 474,278 Common OP Units, respectively, multiplied by the Common Share price at quarter end.

3.	Market capitalization comprises (fixed-rate debt includes notional principal fixed through interest rate swap transactions):

4

Consolidated Income Statement
Supplemental Report – December 31, 2018	(in thousands)

	December 31, 2018 [1]
CONSOLIDATED INCOME STATEMENT	Quarter	Year to Date
Revenues
Rental income	$55,104	$208,756
Expense reimbursements	13,284	48,284
Other	1,057	5,173
Total revenues	69,445	262,213
Operating expenses
Depreciation and amortization	30,794	117,549
General and administrative	9,984	34,343
Real estate taxes	9,184	36,712
Property operating	11,688	45,211
Other operating	202	857
Total operating expenses	61,852	234,672
Operating income	7,593	27,541
Equity in earnings of unconsolidated affiliates	2,223	9,302
Interest income	2,692	13,231
Interest expense	(19,096)	(69,978)
Loss from continuing operations before income taxes	(6,588)	(19,904)
Income tax benefit (provision)	(83)	(934)
Loss from continuing operations	(6,671)	(20,838)
Gain on disposition of properties, net of tax	—	5,140
Net loss	(6,671)	(15,698)
Net loss attributable to noncontrolling interests	13,801	47,137
Net income attributable to Acadia	$7,130	$31,439

5

Income Statement - Detail
Supplemental Report – December 31, 2018	(in thousands)

	December 31, 2018 [1]
CORE PORTFOLIO AND FUND INCOME	Quarter	Year to Date
PROPERTY REVENUES
Minimum rents	$47,997	$186,011
Percentage rents	139	609
Expense reimbursements - CAM	6,172	20,642
Expense reimbursements - Taxes	7,113	27,642
Other property income	784	3,242
Total Property Revenues	62,205	238,146

PROPERTY EXPENSES
Property operating - CAM	10,491	34,998
Other property operating (Non-CAM)	2,189	10,520
Real estate taxes	9,184	36,712
Total Property Expenses	21,864	82,230

NET OPERATING INCOME - PROPERTIES	40,341	155,916

OTHER INCOME (EXPENSE)
Interest income	2,692	13,231
Straight-line rent income	2,093	8,705
Above/below-market rent	5,116	13,531
Interest expense [2]	(16,712)	(61,073)
Amortization of finance costs	(1,658)	(6,008)
Above/below-market interest expense	26	104
Asset and property management expense	719	(363)
Other income/expense	(171)	513
Transaction costs	—	(161)
Capital lease interest	(752)	(3,001)
CORE PORTFOLIO AND FUND INCOME	31,694	121,394

FEE INCOME
Asset and property management fees	219	876
Promote income from funds, net	—	—
Net promote and other transactional income	—	—
Transactional fees [3]	54	415
Income tax provision	(83)	(934)
Total Fee Income	190	357

General and Administrative	(9,984)	(34,343)

Depreciation and amortization	(30,675)	(117,043)
Non-real estate depreciation and amortization	(119)	(506)
Gain on disposition of properties	—	5,141
Loss before equity in earnings and noncontrolling interests	(8,894)	(25,000)

Equity in earnings of unconsolidated affiliates	2,223	9,302
Noncontrolling interests	13,801	47,137

NET INCOME ATTRIBUTABLE TO ACADIA	$7,130	$31,439

6

Income Statement – Pro Rata Adjustments
Supplemental Report – December 31, 2018	(in thousands)

	Quarter Ended December 31, 2018		Year to Date December 31, 2018
CORE PORTFOLIO AND FUND INCOME	Noncontrolling Interest in Consolidated Subsidiaries [4]	Company’s Interest in Unconsolidated Subsidiaries [5]	Noncontrolling Interest in Consolidated Subsidiaries [4]	Company’s Interest in Unconsolidated Subsidiaries [5]
PROPERTY REVENUES
Minimum rents	$(15,894)	$8,204	$(57,630)	$32,025
Percentage rents	(104)	37	(350)	154
Expense reimbursements - CAM	(2,472)	973	(7,583)	3,044
Expense reimbursements - Taxes	(1,856)	2,299	(6,895)	6,959
Other property income	(397)	66	(1,444)	38
Total Property Revenues	(20,723)	11,579	(73,902)	42,220

PROPERTY EXPENSES
Property operating - CAM	(4,858)	779	(15,815)	2,797
Other property operating (Non-CAM)	(1,142)	205	(5,051)	987
Real estate taxes	(2,913)	2,427	(11,199)	7,798
Total Property Expenses	(8,913)	3,411	(32,065)	11,582
NET OPERATING INCOME - PROPERTIES	(11,810)	8,168	(41,837)	30,638

OTHER INCOME (EXPENSE)
Interest income	(989)	—	(5,980)	5
Straight-line rent income	(1,650)	566	(6,084)	2,269
Above/below-market rent	(364)	189	(2,907)	782
Interest expense	9,829	(2,416)	35,488	(9,974)
Amortization of finance costs	1,178	(181)	4,193	(677)
Above/below-market interest expense	—	21	—	84
Asset and property management expense	(499)	(175)	395	(699)
Other income/expense	(32)	(42)	(703)	353
Transaction costs	—	—	64	—
Capital lease interest	—	—	—	—
CORE PORTFOLIO AND FUND INCOME	(4,337)	6,130	(17,371)	22,781

FEE INCOME
Asset and property management fees	4,040	72	15,992	284
Promote income from funds, net	—	—	158	—
Net promote and other transactional income	—	—	(2,462)	3,262
Transactional fees	1,421	22	7,213	109
Income tax provision	24	(4)	146	(27)
Total Fee Income	5,485	90	21,047	3,628

General and Administrative	498	(17)	1,488	(120)
Depreciation and amortization	12,616	(3,980)	47,915	(16,724)
Non-real estate depreciation and amortization	—	—	—	—
Gain on disposition of properties	—	—	(3,907)	(263)
Income before equity in earnings and noncontrolling interests	14,262	2,223	49,172	9,302

Equity in earnings of unconsolidated affiliates	—	—	—	—
Noncontrolling interests [6]	(461)	—	(2,035)	—

NET INCOME ATTRIBUTABLE TO ACADIA	$13,801	$2,223	$47,137	$9,302

7

Balance Sheet
Supplemental Report – December 31, 2018	(in thousands)

ASSETS	Consolidated Balance Sheet As Reported	Line Item Details:
Real estate
Land	$710,469	The components of Real estate under development, at cost are as follows:
Buildings and improvements	2,745,982	Core	$7,759
Construction in progress	44,092	Fund II	7,462
Properties under capital lease	76,965	Fund III	21,242
	3,577,508	Fund IV	83,834
Less: accumulated depreciation	(416,657)	Total	$120,297
Operating real estate, net	3,160,851
Real estate under development	120,297	Summary of other assets, net:
Net investments in real estate	3,281,148	Deferred charges, net	$28,619
Notes receivable, net	109,613	Prepaid expenses	18,422
Investments in and advances to unconsolidated affiliates	262,410	Accrued interest receivable	17,046
Lease intangibles, net	115,939	Derivative financial instruments	7,018
Other assets, net	92,631	Other receivables	5,058
Cash and cash equivalents	21,268	Deposits	4,611
Straight-line rents receivable, net	44,044	Due from seller	4,000
Rents receivable, net	18,147	Income taxes receivable	2,070
Restricted cash	13,580	Corporate assets	1,953
Total Assets	$3,958,780	Due from related parties	1,802
		Deferred tax assets	2,032
LIABILITIES AND SHAREHOLDERS' EQUITY		Total	$92,631
Mortgage and other notes payable, net	$1,017,288
Unsecured notes payable, net	533,257
Unsecured line of credit	-	Summary of accounts payable and other liabilities:
Accounts payable and other liabilities	119,916	Accounts payable and accrued expenses	$65,215
Lease intangibles, net	95,045	Deferred income	34,052
Capital lease obligation	71,111	Tenant security deposits, escrow and other	10,588
Dividends and distributions payable	24,593	Derivative financial instruments	7,304
Distributions in excess of income from, and investments in, unconsolidated affiliates	15,623	Income taxes payable	19
Total Liabilities	1,876,833	Other	2,738
Shareholders' equity		Total	$119,916
Common shares	82
Additional paid-in capital	1,548,603
Accumulated other comprehensive income	516
Distributions in excess of accumulated earnings	(89,696)
Total Acadia shareholders' equity	1,459,505
Noncontrolling interests	622,442
Total Shareholders' Equity	2,081,947
Total Liabilities and Shareholders' Equity	$3,958,780

8

Balance Sheet – Pro-rata Adjustments[7]
Supplemental Report – December 31, 2018	(in thousands)

ASSETS	Noncontrolling Interest in Consolidated Subsidiaries [4]	Company’s Interest in Unconsolidated Subsidiaries [5]
Real estate
Land	$(183,275)	$84,032
Buildings and improvements	(950,218)	352,256
Construction in progress	(18,825)	323
Properties under capital lease	—	—
	(1,152,318)	436,611
Less: accumulated depreciation	62,156	(64,501)
Operating real estate, net	(1,090,162)	372,110
Real estate under development	(81,655)	(4)
Net investments in real estate	(1,171,817)	372,106
Notes receivable, net	(39,752)	—
Investments in and advances to unconsolidated affiliates	(25,404)	(236,650)
Lease intangibles, net	(43,184)	10,364
Other assets, net	(1,311)	19,443
Cash and cash equivalents	(9,347)	4,513
Straight-line rents receivable, net	(14,283)	5,584
Rents receivable, net	(4,845)	3,337
Restricted cash	(9,847)	876
Total Assets	$(1,319,790)	$179,573

LIABILITIES AND SHAREHOLDERS' EQUITY
Mortgage and other notes payable, net	$(611,259)	$162,652
Unsecured notes payable, net	(142,191)	—
Unsecured line of credit	—	—
Accounts payable and other liabilities	(51,728)	22,379
Lease intangibles, net	(23,611)	10,165
Capital lease obligation	—	—
Dividends and distributions payable	—	—
Distributions in excess of income from, and investments in, unconsolidated affiliates	—	(15,623)
Total Liabilities	(828,789)	179,573
Shareholders' equity
Common shares	—	—
Additional paid-in capital	—	—
Accumulated other comprehensive income	—	—
Distributions in excess of accumulated earnings	—	—
Total Acadia shareholders' equity	—	—
Noncontrolling interests	(491,001)	—
Total Shareholders' Equity	(491,001)	—
Total Liabilities and Shareholders' Equity	$(1,319,790)	$179,573

9

Balance Sheet – Pro-rata Adjustments[7]
Supplemental Report – December 31, 2018	(in thousands)

__________

Notes to income statements, balance sheet and pro rata adjustments:

1.	Quarterly results are unaudited, although they reflect all adjustments, which in the opinion of management are necessary for a fair presentation of operating results for the interim periods.

2.	Net of capitalized interest of $1.0 million for the quarter and $5.7 million for the year to date period ended December 31, 2018.

3.	Consists of development, construction, leasing and legal fees.

4.	Noncontrolling interests represent limited partners’ interests in consolidated partnerships’ activities.

5.

Represents the Company’s share of co-investment partnerships’ activities, of which each are included on a single line presentation in the Company’s consolidated financial statements in accordance with GAAP.

6.	Adjustment to noncontrolling interests exclude income allocable to Operating Partnership Units of $0.5 million for the quarter and $2.0 million for the year-to-date period ended December 31, 2018.

7.	The Company currently invests in Funds II, III, IV & V and Mervyns II which are consolidated within the Company's financial statements.
10

Funds from Operations (“FFO”)[1]
Supplemental Report – December 31, 2018	(in thousands)

	Quarter Ended				Year to Date
	March 31, 2018	June 30, 2018	September 30, 2018	December 31, 2018	December 31, 2018
Funds from operations ("FFO"):
Net Income	$7,419	$7,665	$9,225	$7,130	$31,439
Add back:
Depreciation of real estate and amortization of leasing costs (net of noncontrolling interest share)	21,085	21,586	21,141	22,040	85,852
Gain on disposition of depreciable properties (net of noncontrolling interest share)	—	—	(994)	—	(994)
Income attributable to noncontrolling interests' share in Operating Partnership	612	633	731	597	2,573
FFO to Common Shareholders and Common OP Unit holders	$29,116	$29,884	$30,103	$29,767	$118,870

Add back: retirement charge	—	—	—	2,036	2,036
FFO before Special Item	$29,116	$29,884	$30,103	$31,803	$120,906

Adjusted Funds from operations ("AFFO"):
Diluted FFO	$29,116	$29,884	$30,103	$29,767	$118,870
Straight-line rent, net	(1,399)	(1,381)	(1,101)	(1,009)	(4,890)
Above/(below)-market rent	(2,177)	(2,169)	(2,119)	(4,941)	(11,406)
Amortization of finance costs	595	594	642	661	2,492
Above/below-market interest	(47)	(47)	(47)	(47)	(188)
Non-real estate depreciation	111	107	169	119	506
Leasing commissions	(212)	(632)	(320)	(713)	(1,877)
Tenant improvements	(1,224)	(2,211)	(3,745)	(2,896)	(10,076)
Capital expenditures	(957)	(152)	(1,471)	(574)	(3,154)
AFFO to Common Shareholders and Common OP Unit holders	$23,806	$23,993	$22,111	$20,367	$90,277

Total weighted average diluted shares and OP Units	89,067	87,485	87,251	87,212	87,728

Diluted FFO per Common share and OP Unit:
FFO	$0.33	$0.34	$0.35	$0.34	$1.35

FFO before special item	$0.33	$0.34	$0.35	$0.36	$1.38

11

Funds from Operations (“FFO”)[1]
Supplemental Report – December 31, 2018	(in thousands)

__________

1.	Quarterly results are unaudited, although they reflect all adjustments, which in the opinion of management are necessary for a fair presentation of operating results for the interim periods.
12

EBITDA
Supplemental Report – December 31, 2018	(in thousands)

	Quarter Ended December 31, 2018			Year to Date December 31, 2018
	Core			Core
	Portfolio	Funds	Total	Portfolio	Funds	Total
EBITDA

Net Income Attributable to Acadia	$9,434	$(2,304)	$7,130	$38,198	$(6,759)	$31,439

Adjustments:
Depreciation and amortization	18,489	3,669	22,158	72,828	13,530	86,358
Interest expense	6,736	2,563	9,299	26,245	9,314	35,559
Amortization of finance costs	315	346	661	1,270	1,222	2,492
Above/below-market interest	(47)	—	(47)	(188)	—	(188)
Gain on disposition of properties	—	—	—	—	(971)	(971)
Transaction costs	—	—	—	80	17	97
Provision for income taxes	56	7	63	786	29	815
Retirement charge	2,036	—	2,036	2,036	—	2,036
Noncontrolling interest - OP	461	—	461	2,035	—	2,035
EBITDA	$37,480	$4,281	$41,761	$143,290	$16,382	$159,672

13

Core Portfolio – Same Property Performance [1]
Supplemental Report – December 31, 2018	(in thousands)

	Quarter Ended		Change	Year to Date		Change
	December 31, 2018	December 31, 2017	Favorable/ (Unfavorable)	December 31, 2018	December 31, 2017	Favorable/ (Unfavorable)

Summary
Minimum rents	$33,300	$31,869	4.5%	$133,317	$131,000	1.8%
Expense reimbursements	10,077	9,203	9.5%	39,086	36,487	7.1%
Other property income	290	328	(11.6)%	1,068	1,137	(6.1)%

Total Revenue	43,667	41,400	5.5%	173,471	168,624	2.9%

Expenses
Property operating - CAM & Real estate taxes	11,292	10,394	(8.6)%	44,551	41,397	(7.6)%
Other property operating (Non-CAM)	938	820	(14.4)%	2,728	3,273	16.7%

Total Expenses	12,230	11,214	(9.1)%	47,279	44,670	(5.8)%

Same Property NOI - Core properties	$31,437	$30,186	4.1%	$126,192	$123,954	1.8%

Reconciliation of Same Property NOI to Core NOI
NOI of Properties excluded from Same Property NOI	2,032	2,910		7,353	8,633
Core NOI	$33,469	$33,096		$133,545	$132,587

Other same property information
Physical Occupancy	94.6%	94.0%
Leased Occupancy	95.6%	95.5%

__________

1.	The above amounts include the pro-rata activity related to the Company's Core consolidated and unconsolidated investments.
14

Fee Income by Fund
Supplemental Report – December 31, 2018	(in thousands)

	Fund II	Fund III	Fund IV	Fund V	Other	Total
Year to Date December 31, 2018
Asset and property management fees	$2,178	$2,621	$5,074	$7,021	$258	$17,152
Transactional fees	708	2,514	3,003	1,189	323	7,737
Total fees	$2,886	$5,135	$8,077	$8,210	$581	$24,889

Quarter Ended December 31, 2018
Asset and property management fees	$541	$648	$1,275	$1,808	$59	$4,331
Transactional fees	103	573	520	286	15	1,497
Total fees	$644	$1,221	$1,795	$2,094	$74	$5,828

Quarter Ended September 30, 2018
Asset and property management fees	$585	$637	$1,236	$1,761	$57	$4,276
Transactional fees	237	1,335	1,415	332	98	3,417
Total fees	$822	$1,972	$2,651	$2,093	$155	$7,693

Quarter Ended June 30, 2018
Asset and property management fees	$596	$649	$1,278	$1,760	$63	$4,346
Transactional fees	115	406	299	409	131	1,360
Total fees	$711	$1,055	$1,577	$2,169	$194	$5,706

Quarter Ended March 31, 2018
Asset and property management fees	$456	$687	$1,285	$1,692	$79	$4,199
Transactional fees	253	200	769	162	79	1,463
Total fees	$709	$887	$2,054	$1,854	$158	$5,662

15

Structured Financing Portfolio
Supplemental Report – December 31, 2018	(in thousands)

	September 30, 2018			Quarter Ended December 31, 2018					Stated	Effective
	Principal	Accrued	Ending		Repayments /	Current	Accrued	Ending	Interest	Interest	Maturity
Investment	Balance	Interest	Balance	Advances	Conversions	Principal [1]	Interest	Balance	Rate	Rate	Dates
First mortgage notes	$56,475	$3,627	$60,102	$—	$—	$56,475	$3,990	$60,465	7.44%	7.44%	Apr-19 to Apr-20

Total Core notes receivable	$56,475	$3,627	$60,102	$—	$—	$56,475	$3,990	$60,465	7.44%	7.44%

__________

1. Reconciliation of Notes Receivable to the Consolidated Balance Sheet (Pro Rata):

Total Notes Receivable per above						$56,475
Pro-rata share of Fund loans						13,386

Total Pro-rata Notes Receivable						$69,861

16

Transactional Activity
Supplemental Report – December 31, 2018	(in thousands)

PROPERTY ACQUISTIONS AND DISPOSITIONS

Property Name	Location	Key Tenants	Date of Transaction	Transaction Amount	Ownership %	Fund Share	Acadia Share

ACQUISITIONS

Fund V:
Trussville	Trussville, AL	Wal-Mart, Regal Cinemas	February 21, 2018	$45,259	100.00%	$45,259	$9,097
Elk Grove Commons	Elk Grove, CA	Trader Joe's, HomeGoods	July 18, 2018	59,320	100.00%	59,320	11,923
Hiram Pavilion	Hiram, GA	Kohl's, Marshalls	October 23, 2018	44,443	100.00%	44,443	8,933
				$149,022		$149,022	$29,953

DISPOSITIONS
Fund II:
Sherman Avenue	New York, NY		April 17, 2018	$26,000	99.10%	$25,766	$7,300
				26,000		25,766	7,300

Fund IV:
Broughton Street Portfolio (3 properties)	Savannah, GA		Jan 18, Aug 29, 2018	10,000	100.00%	10,000	2,312
Lake Montclair	Dumfries, VA		August 27, 2018	22,450	100.00%	22,450	5,190
1861 Union Street	San Francisco, CA		August 29, 2018	6,000	90.00%	5,400	1,248
210 Bowery (4 units)	New York, NY		Nov 30, Dec 10, 17, 21, 2018	12,100	100.00%	12,100	2,798

				50,550		49,950	11,548

				$76,550		$75,716	$18,848

STRUCTURED FINANCING ACTIVITY

Note Description	Transaction Type		Date of Transaction	Transaction Amount	Ownership %	Fund Share	Acadia Share

Core:
55-57 Spring Street	Redemption		January 24, 2018	$(26,000)	100.00%	$—	$(26,000)
135 East 65th	Advance		March 16, 2018	2,801	100.00%	—	2,801
Town Center	Conversion		March 28, 2018	(22,021)	100.00%	—	(22,021)

				$(45,220)		$—	$(45,220)

17

2019 Guidance
Supplemental Report – December 31, 2018	(in thousands)

	2019 Guidance Forecast
	Low		High		2018 Actual [1]
(in millions, except per share amounts)	$ Millions	$/Share	$ Millions	$/Share	$ Millions	$/Share

GAAP Net Income	$29.0	$0.35	$38.1	$0.46	$31.4	$0.38

FFO:
Core property NOI	$136.0		$138.2		$133.5
Fund property NOI	13.8		14.8		11.2
Straight-line and above/below market rents	8.8		9.8		13.5
Interest income (Structured Finance Portfolio)	5.3		6.8		7.3
Asset based fee income, net	16.6		16.2		16.6
Transactional based fee income, net	4.4		5.9		7.7
Interest expense, net of capitalized interest [2]	(42.9)		(41.6)		(40.9)
General and administrative [3]	(32.0)		(34.3)		(31.1)
Non-real estate depreciation and other expenses	(0.5)		(1.0)		(0.5)
FFO, prior to transactional activity [4]	$109.5	$1.25	$114.8	$1.31	$117.3	$1.34

Fund acquisitions, and related fees		0.01		0.03	—	—
Net Promote and other transactional income [5]		0.01		0.05	0.8	0.01
Accelerated tenant recapture - GAAP Adjustments [6]		0.07		0.07	2.8	0.03
FFO		$1.34		$1.46	$120.9	$1.38

Additional Guidance Assumptions
Fully diluted common shares - weighted average	82.0		83.0		82.1
Fully diluted common shares and OP Units - weighted average	87.5		88.0		87.7
Same property net operating income growth	3.0%		4.0%		1.8%
Fund acquisitions	$200.0		$800.0		$149.1

__________

1.

2018 FFO excludes a special item (retirement charge), which aggregated $0.02 per share, or $2.0 million. For a reconciliation of FFO per share to net income per share, please see the “2019 Guidance” section of the earnings release in Section I of this Supplemental Report.

2.	Inclusive of interest expense, amortization of finance costs, above and below market interest and capital lease interest.
3.	2019 FFO guidance includes approximately $0.02 of internal leasing costs, which will be expensed and no longer deferred under new accounting guidance effective January 1, 2019.
4.	Before acquisition and gains/losses on sale or impairment of depreciated and non-operating assets.
5.	Represents net promote and other transactional activity.
6.	Includes amounts associated with the early recapture of below-market leases. 2019 amounts are anticipated to be recognized in the first quarter.

18

Net Asset Valuation Information
Supplemental Report – December 31, 2018	(in thousands)

	CORE	FUND II [2]	FUND III	FUND IV	FUND V

Ownership Percentage	N/A	28.33%	24.54%	23.12%	20.10%

Current Quarter NOI
Net Operating Income [1]	$33,469	N/A	$891	$7,530	$6,645
Less:
(Income) loss from properties sold or under contract	—	N/A	(55)	5	—
(Income) loss from pre-stabilized assets, development and redevelopment projects [3,4]	(1,275)	N/A	(836)	(2,430)	—
Net Operating Income of stabilized assets	$32,194	N/A	$—	$5,105	$6,645

Costs to Date (Pro Rata)
Pre-stabilized assets [3]	$20,766	N/A	$35,877	$48,155	$—
Development and redevelopment projects [4]	37,048	N/A	4,209	25,670	—
Total Costs to Date	$57,814	N/A	$40,086	$73,825	$—

Debt (Pro Rata)	$731,012	$71,229	$17,410	$95,710	$48,415

Capital Lease (Pro Rata)	$71,111	N/A	$—	$—	$—

__________

1.	Does not include a full quarter of NOI for any assets purchased during the current quarter. See “Transactional Activity” page in this Supplemental Report for descriptions of those acquisitions.

2.	Fund II has been substantially liquidated except for its investment in City Point with pre-stabilized assets of $527 million and debt of $264.6 million.

3.

Pre-stabilized assets consist of the following projects for the Core Portfolio: Clark & Diversey; Fund III: 640 Broadway, 654 Broadway, Cortlandt Crossing and Nostrand; Fund IV: Paramus Plaza, 650 Bald Hill Road, 210 Bowery, 801 Madison, 27 E 61st Street, 938 West North and 1035 Third Avenue.

4.	See “Development and Redevelopment Activity” page in this Supplemental Report.
19

Selected Financial Ratios
Supplemental Report – December 31, 2018	(in thousands)

	Quarter Ended December 31,				Year to Date December 31,					Quarter Ended
COVERAGE RATIOS [1]	2018		2017		2018		2017		LEVERAGE RATIOS	December 31, 2018		September 30, 2018
Fixed-Charge Coverage Ratios									Debt/Market Capitalization Ratios

EBITDA [2] divided by:	$37,480		$38,038		$143,290		$155,488		Debt + Preferred Equity (Preferred O.P. Units)	$975,640		$945,719
Interest expense	6,736		6,838		26,245		27,775		Total Market Capitalization	3,029,906		3,369,249
Principal Amortization	914		1,169		3,808		4,774		Debt + Preferred Equity/
Preferred Dividends [3]	135		135		540		550		Total Market Capitalization	32%		28%
Fixed-Charge Coverage Ratio - Core Portfolio	4.8	x	4.7	x	4.7	x	4.7	x

EBITDA divided by:	$41,761		$41,255		$159,672		$170,440		Debt [6]	$959,206		$937,774
Interest expense	9,299		9,314		35,559		34,376		Total Market Capitalization	3,029,906		3,369,249
Principal Amortization	1,140		1,473		4,765		5,638		Net Debt + Preferred Equity/
Preferred Dividends	135		135		540		550		Total Market Capitalization	32%		28%
Fixed-Charge Coverage Ratio - Core Portfolio and Funds	3.9	x	3.8	x	3.9	x	4.2	x

Payout Ratios									Debt/EBITDA Ratios

Dividends declared (per share/OP Unit)	$0.28		$0.27		$1.09		$1.05		Debt	$731,012		$709,926
									EBITDA	143,290		145,314
Dividends (Shares) & Distributions (OP Units) declared	$24,455		$24,249		$95,888		$94,306		Debt/EBITDA - Core Portfolio	5.1	x	4.9	x
FFO	29,767		33,060		118,870		134,667
FFO Payout Ratio	82%		73%		81%		70%		Debt [5]	$718,030		$704,059
									EBITDA	143,290		145,314
									Net Debt/EBITDA - Core Portfolio	5.0	x	4.8	x
Dividends (Shares) & Distributions (OP Units) declared	$24,455		$24,249		$95,888		$94,306
AFFO	20,367		25,942		90,277		111,605		Debt [4]	$963,776		$931,722
AFFO Payout Ratio	120%		93%		106%		84%		EBITDA	159,672		161,822
									Debt/EBITDA - Core Portfolio and Funds	6.0	x	5.8	x

									Debt [6]	$947,342		$923,777
									EBITDA	159,672		161,822
									Net Debt/EBITDA - Core Portfolio and Funds	5.9	x	5.7	x

20

Selected Financial Ratios
Supplemental Report – December 31, 2018	(in thousands)

__________

1.

Quarterly results are unaudited, although they reflect all adjustments, which in the opinion of management, are necessary for a fair presentation of operating results for the interim periods. The coverage ratios include the Company's pro-rata share of FFO, AFFO, EBITDA, interest expense and principal amortization related to both the Company's consolidated and unconsolidated investments in joint ventures.

2.	See EBITDA page in this Supplemental Report for a reconciliation of EBITDA to Net Income attributable to Acadia.
3.	Represents preferred distributions on Preferred Operating partnership Units.
4.	Includes the Company's pro-rata share of consolidated and unconsolidated joint venture debt. Excludes capital lease obligations.
5.	Reflects debt net of the current Core Portfolio cash balance at end of period.
6.	Reflects debt net of the current Core Portfolio and pro-rata share of the Funds cash balance at end of period.

21

Portfolio Debt - Summary
Supplemental Report – December 31, 2018	(in thousands)

	Acadia Pro-Rata Share of Debt [2]
	Core Portfolio			Funds			Total				Reconciliation to Consolidated Debt as Reported
Unsecured Debt	Principal Balance	Interest Rate	WA Years to Maturity [6]	Principal Balance	Interest Rate	WA Years to Maturity [6]	Principal Balance	%	Interest Rate	WA Years to Maturity [6]	Add: Noncontrolling Interest Share of Debt [3]	Less: Pro-rata Share of Unconsolidated Debt [4]	Acadia Consolidated Debt as Reported
Fixed-Rate Debt [1]	$350,000	3.2%	4.3	$—	—	—	$350,000	36%	3.2%	4.3	$—	$—	$350,000
Variable-Rate Debt [5]	—	—	—	41,434	4.2%	0.4	41,434	4%	4.2%	0.4	142,191	—	183,625
								40%
Mortgage and Other Notes Payable

Fixed-Rate Debt [1]	349,012	4.2%	7.4	101,497	4.3%	2.4	450,509	47%	4.2%	6.3	322,889	(121,358)	652,040
Variable-Rate Debt [5]	32,000	4.0%	4.7	89,833	4.7%	1.7	121,833	13%	4.5%	2.5	295,058	(42,223)	374,668
								60%

Total	$731,012	3.7%	5.8	$232,764	4.4%	1.8	$963,776	100%	3.9%	4.8	$760,138	$(163,581)	1,560,333

Unamortized premium													753
Net unamortized loan costs													(10,541)
Total													$1,550,545

_________

1.	Fixed-rate debt includes notional principal fixed through swap transactions.
2.	Represents the Company's pro-rata share of debt based on its percent ownership.
3.	Represents the noncontrolling interest pro-rata share of consolidated partnership debt based on its percent ownership.
4.	Represents the Company's pro-rata share of unconsolidated partnership debt based on its percent ownership.
5.	Variable rate debt includes certain borrowings that are subject to interest rate cap agreements.
6.	Based on debt maturity date without regard to swap expirations or available extension options.

22

Portfolio Debt - Detail
Supplemental Report – December 31, 2018	(in thousands)

		Principal Balance at	Acadia's Pro-rata Share		Interest		Extension
Property		December 31, 2018	Percent	Amount	Rate	Maturity	Options

CORE PORTFOLIO

Fixed-Rate Debt
Brandywine [2]		$26,250	22.22%	$5,833	6.00%	07/01/16	None
163 Highland Avenue		8,852	100.00%	8,852	4.66%	02/01/24	None
Crossroads Shopping Center		66,197	49.00%	32,437	3.94%	10/06/24	None
555 9th Street		60,000	100.00%	60,000	3.99%	01/01/25	None
840 N. Michigan		73,500	88.43%	64,996	4.36%	02/10/25	None
Georgetown Portfolio (2008 Investment)		16,533	50.00%	8,267	4.72%	12/10/27	None
State & Washington		24,439	100.00%	24,439	4.40%	09/05/28	None
239 Greenwich Avenue		27,000	75.00%	20,250	3.88%	01/10/29	None
North & Kingsbury		12,555	100.00%	12,555	4.01%	11/05/29	None
151 North State Street		13,882	100.00%	13,882	4.03%	12/01/29	None
Concord & Milwaukee		2,728	100.00%	2,728	4.40%	06/01/30	None
California & Armitage		2,566	100.00%	2,566	5.89%	04/15/35	None
Unsecured interest rate swaps [1]		349,617	100.00%	349,617	3.17%	4.3 YRS
Secured interest rate swaps [1]		102,522	89.94%	92,207	4.09%	7.3 YRS

Sub-Total Fixed-Rate Debt		786,641		698,629	3.68%

Secured Variable-Rate Debt
28 Jericho Turnpike		13,918	100.00%	13,918	LIBOR+190	01/23/23	None
60 Orange Street		7,266	98.00%	7,121	LIBOR+175	04/03/23	None
Gotham Plaza		19,942	49.00%	9,772	LIBOR+160	06/10/23	None
Georgetown Portfolio (2016 Investment)		160,000	20.00%	32,000	LIBOR+170	08/01/23	None
330-340 River Street		11,396	100.00%	11,396	LIBOR+170	06/01/26	None
Sullivan Center		50,000	100.00%	50,000	LIBOR+150	11/16/28	None
Secured interest rate swaps [1]		(102,522)	89.94%	(92,207)	LIBOR+175	7.3 YRS

Unsecured Variable-Rate Debt
Unsecured Line of Credit [3]		—	100.00%	—	LIBOR+135	03/31/22	2 x 6 mos.
Unsecured Term Loan		350,000	100.00%	350,000	LIBOR+125	03/31/23	None
Unsecured interest rate swaps [1]		(349,617)	100.00%	(349,617)	LIBOR+83	4.3 YRS

Sub-Total Variable-Rate Debt		160,383		32,383	LIBOR+165

Total Debt - Core Portfolio		$947,024		$731,012	3.70%

Funds
Fixed-Rate Debt
CityPoint [4]	Fund II	200,000	26.67%	53,340	4.75%	05/29/20	None
1964 Union Street [4]	Fund IV	1,463	20.80%	304	3.80%	10/01/25	None
2207 Fillmore Street [4]	Fund IV	1,120	20.80%	233	4.50%	10/31/25	None
2208-2216 Fillmore Street [4]	Fund IV	5,606	20.80%	1,166	3.40%	06/01/26	None
CityPoint [4,5]	Fund II	5,262	26.67%	1,403	1.00%	08/23/42	None
Interest rate swaps [1]	Funds II, IV & V	203,577	22.13%	45,051	3.98%	2.7 YRS
Sub-Total Fixed-Rate Debt		417,028		101,497	4.34%

Variable-Rate Debt
Paramus Plaza [4]	Fund IV	17,627	11.56%	2,038	LIBOR+170	02/20/19	None
230/240 W. Broughton	Fund IV	9,467	11.56%	1,094	LIBOR+300	05/01/19	None
146 Geary Street	Fund IV	27,700	23.12%	6,404	LIBOR+340	07/14/19	2 x 12 mos.
938 W. North Avenue	Fund IV	14,100	23.12%	3,260	LIBOR+265	09/01/19	1 x 12 mos.

23

Portfolio Debt - Detail
Supplemental Report – December 31, 2018	(in thousands)

		Principal Balance at	Acadia's Pro-rata Share		Interest		Extension
Property		December 31, 2018	Percent	Amount	Rate	Maturity	Options

Acadia Strategic Opportunity IV LLC	Fund IV	40,825	23.12%	9,439	LIBOR+275	10/31/19	None
Broughton Street Portfolio	Fund IV	19,773	23.12%	4,572	LIBOR+300	11/08/19	1 x 12 mos.
717 N. Michigan Avenue	Fund IV	66,617	23.12%	15,402	LIBOR+395	12/09/19	2 x 12 mos.
Acadia Strategic Opportunity IV LLC	Fund IV	—	23.12%	—	LIBOR+165	12/31/19	None
640 Broadway [4]	Fund III	49,470	15.49%	7,663	LIBOR+465	01/09/20	2 x 12 mos.
Wake Forest Crossing	Fund IV	23,706	23.12%	5,481	LIBOR+160	02/14/20	2 x 12 mos.
Lincoln Place	Fund IV	23,100	23.12%	5,341	LIBOR+185	03/13/20	None
650 Bald Hill Road	Fund IV	16,500	20.81%	3,434	LIBOR+265	04/27/20	None
Acadia Strategic Opportunity Fund V LLC	Fund V	102,800	20.10%	20,663	LIBOR+160	05/04/20	None
Eden Square [4]	Fund IV	25,000	22.78%	5,695	LIBOR+215	06/01/20	1 x 12 mos.
17 E. 71st Street	Fund IV	18,906	23.12%	4,371	LIBOR+190	06/09/20	None
Cortlandt Crossing	Fund III	26,000	24.54%	6,380	Prime+300	06/19/20	None
Nostrand Avenue	Fund III	10,097	24.54%	2,478	LIBOR+265	07/01/20	1 x 12 mos.
Acadia Strategic Opportunity Fund II, LLC	Fund II	40,000	28.33%	11,332	LIBOR+165	09/20/20	2 x 12 mos.
Hickory Ridge	Fund V	28,613	20.10%	5,751	LIBOR+225	10/05/20	None
Santa Fe Plaza	Fund V	22,893	20.10%	4,601	LIBOR+215	01/24/21	2 x 12 mos.
1035 Third Avenue	Fund IV	38,434	23.12%	8,886	LIBOR+235	01/27/21	None
New Towne Center	Fund V	16,900	20.10%	3,397	LIBOR+220	02/01/21	2 x 12 mos.
Fairlane Green	Fund V	40,300	20.10%	8,100	LIBOR+190	06/05/21	2 x 12 mos.
Trussville Promenade	Fund V	29,370	20.10%	5,903	LIBOR+185	06/15/21	2 x 12 mos.
Restaurants at Fort Point	Fund IV	6,201	23.12%	1,434	LIBOR+235	08/25/21	None
CityPoint [4]	Fund II	19,325	26.67%	5,154	LIBOR+139	11/01/21	None
Promenade at Manassas [4]	Fund IV	25,840	22.78%	5,886	LIBOR+175	12/05/21	2 x 12 mos.
3104 M Street [4,6]	Fund III	4,531	19.63%	889	Prime+50	12/10/21	None
Airport Mall	Fund IV	5,476	23.12%	1,266	LIBOR+200	04/01/22	None
Colonie Plaza	Fund IV	11,890	23.12%	2,749	LIBOR+225	04/01/22	None
Dauphin Plaza	Fund IV	10,021	23.12%	2,317	LIBOR+200	04/01/22	None
JFK Plaza	Fund IV	4,381	23.12%	1,013	LIBOR+200	04/01/22	None
Shaw's Plaza (Waterville)	Fund IV	7,840	23.12%	1,813	LIBOR+200	04/01/22	None
Wells Plaza	Fund IV	3,286	23.12%	760	LIBOR+200	04/01/22	None
Shaw's Plaza (Windham)	Fund IV	5,848	23.12%	1,352	LIBOR+200	12/01/22	None
Interest rate swaps [1]	Funds II, IV & V	(203,577)	22.13%	(45,051)	LIBOR+163	2.7 YRS
Sub-Total Variable-Rate Debt		609,260		131,267	LIBOR+218
Total Debt - Funds		$1,026,288		$232,764	4.48%
Total Debt - Core Portfolio and Funds		$1,973,312		$963,776	3.84%

_________

1.

The Company has hedged a portion of its variable-rate debt with variable to fixed-rate swap agreements. Maturity reflects the weighted-average years to maturity of the swapped loans without regard to the expiration of the related swap agreements.

2.	This loan is in default as of December 31, 2018 and is accruing interest for accounting purposes at the default rate of 11%.
3.	This is an unsecured revolving facility which has a current capacity up to $150,000 and can be increased to $300,000. The interest rate will vary based on levels of leverage.
4.	Acadia's interest in this Fund debt is also reflected net of other JV interests at the investment level.
5.	This loan was made in connection with the New Markets Tax Credit and contains a borrower option to purchase the loan for one dollar at the end of the term.
6.	Bears interest at the greater of 4% or the Prime Rate plus 50 basis points.

24

Future Debt Maturities [1]
Supplemental Report – December 31, 2018	(in thousands)

Core Portfolio	Total Debt Maturities			Acadia's Pro-Rata Share			Weighted Average Interest Rate
								Fixed-
	Scheduled			Scheduled			Total	Rate	Variable-
Year	Amortization	Maturities	Total	Amortization	Maturities	Total	Debt	Debt	Rate Debt

2019	$5,198	$26,250	$31,448	$4,006	$5,833	$9,839	6.00%	6.00%	n/a
2020	5,432	—	5,432	4,188	—	4,188	n/a	n/a	n/a
2021	5,673	—	5,673	4,372	—	4,372	n/a	n/a	n/a
2022	5,892	—	5,892	4,539	—	4,539	n/a	n/a	n/a
2023	5,013	545,294	550,307	3,813	408,228	412,041	3.67%	n/a	3.67%
Thereafter	18,558	329,714	348,272	16,210	279,823	296,033	4.11%	4.17%	3.88%
Total	$45,766	$901,258	$947,024	$37,128	$693,884	$731,012

Funds	Total Debt Maturities			Acadia's Pro-Rata Share			Weighted Average Interest Rate
								Fixed-
	Scheduled			Scheduled			Total	Rate	Variable-
Year	Amortization	Maturities	Total	Amortization	Maturities	Total	Debt	Debt	Rate Debt

2019	$3,288	$195,971	$199,259	$760	$42,192	$42,952	5.47%	n/a	5.47%
2020	2,960	562,611	565,571	688	131,554	132,242	4.62%	4.75%	4.53%
2021	1,724	201,254	202,978	406	43,649	44,055	4.34%	n/a	4.34%
2022	455	44,573	45,028	105	10,305	10,410	4.41%	n/a	4.41%
2023	—	—	—	—	—	—	n/a	n/a	n/a
Thereafter	—	13,452	13,452	—	3,105	3,105	2.44%	2.44%	n/a
Total	$8,427	$1,017,861	$1,026,288	$1,959	$230,805	$232,764

__________

1.	Does not include any applicable extension options or subsequent refinancings.

25

Core Portfolio Retail Properties - Detail
Supplemental Report – December 31, 2018	(in thousands)

		Year	Acadia's	Gross Leasable Area (GLA)				In Place Occupancy				Leased Occupancy	Annualized Base Rent	ABR
Property	Key Tenants	Acquired	Interest	Street	Anchors	Shops	Total	Street	Anchors	Shops	Total	Total	(ABR)	PSF

STREET AND URBAN RETAIL
Chicago Metro
664 N. Michigan Avenue	Tommy Bahama, Ann Taylor Loft	2013	100.0%	18,141	—	—	18,141	100.0%	—%	—%	100.0%	100.0%	$4,730,741	$260.78
840 N. Michigan Avenue	H & M, Verizon Wireless	2014	88.4%	87,135	—	—	87,135	100.0%	—%	—%	100.0%	100.0%	7,738,046	88.81
Rush and Walton Streets Collection (5 properties)	Lululemon, BHLDN, Marc Jacobs	2011/12	100.0%	32,501	—	—	32,501	85.3%	—%	—%	85.3%	85.3%	5,982,996	215.81
651-671 West Diversey	Trader Joe's, Urban Outfitters	2011	100.0%	46,259	—	—	46,259	100.0%	—%	—%	100.0%	100.0%	2,022,727	43.73
Clark Street and W. Diversey Collection (3 properties)	Ann Taylor, Starbucks	2011/12	100.0%	23,531	—	—	23,531	50.1%	—%	—%	50.1%	50.2%	690,030	58.47
Halsted and Armitage Collection (9 properties)	Serena and Lily, Bonobos, Warby Parker	2011/12	100.0%	45,123	—	—	45,123	80.9%	—%	—%	80.9%	91.1%	1,332,078	36.49
North Lincoln Park Chicago Collection (6 properties)	Forever 21, Champion, Carhartt	2011/14	100.0%	22,125	—	27,794	49,919	100.0%	—%	60.4%	77.9%	77.9%	1,581,585	40.66
State and Washington	H & M, Nordstrom Rack	2016	100.0%	78,819	—	—	78,819	100.0%	—%	—%	100.0%	100.0%	3,221,107	40.87
151 N. State Street	Walgreens	2016	100.0%	27,385	—	—	27,385	100.0%	—%	—%	100.0%	100.0%	1,430,000	52.22
North and Kingsbury	Old Navy, Pier 1 Imports	2016	100.0%	41,700	—	—	41,700	100.0%	—%	—%	100.0%	100.0%	1,641,359	39.36
Concord and Milwaukee	—	2016	100.0%	13,105	—	—	13,105	74.1%	—%	—%	74.1%	86.3%	306,935	31.62
California and Armitage	—	2016	100.0%	—	—	18,275	18,275	—%	—%	70.6%	70.6%	70.6%	616,838	47.84
Roosevelt Galleria	Petco, Vitamin Shoppe	2015	100.0%	—	—	37,995	37,995	—%	—%	47.7%	47.7%	47.7%	581,139	32.06
Sullivan Center	Target, DSW	2016	100.0%	176,181	—	—	176,181	97.7%	—%	—%	97.7%	100.0%	6,604,614	38.37
				612,005	—	84,064	696,069	94.7%	—%	56.9%	90.1%	91.6%	38,480,195	61.35
New York Metro
Soho Collection (4 properties)	Paper Source, Faherty, 3x1 Jeans	2011/14	100.0%	12,511	—	—	12,511	82.4%	—%	—%	82.4%	82.4%	3,299,929	319.95
5-7 East 17th Street	Union Park Events	2008	100.0%	11,467	—	—	11,467	100.0%	—%	—%	100.0%	100.0%	1,300,014	113.37
200 West 54th Street	Stage Coach Tavern	2007	100.0%	5,777	—	—	5,777	77.8%	—%	—%	77.8%	77.8%	1,973,188	438.80
61 Main Street	—	2014	100.0%	3,400	—	—	3,400	—%	—%	—%	—%	—%	—	—
181 Main Street	TD Bank	2012	100.0%	11,350	—	—	11,350	100.0%	—%	—%	100.0%	100.0%	964,280	84.96
4401 White Plains Road	Walgreens	2011	100.0%	—	12,964	—	12,964	—%	100.0%	—%	100.0%	100.0%	625,000	48.21
Bartow Avenue	—	2005	100.0%	—	—	14,590	14,590	—%	—%	66.6%	66.6%	66.6%	306,073	31.48
239 Greenwich Avenue	Betteridge Jewelers	1998	75.0%	16,553	—	—	16,553	100.0%	—%	—%	100.0%	100.0%	1,593,328	96.26

26

Core Portfolio Retail Properties – Detail [1]
Supplemental Report – December 31, 2018

		Year	Acadia's	Gross Leasable Area (GLA)				In Place Occupancy				Leased Occupancy	Annualized Base Rent	ABR
Property	Key Tenants	Acquired	Interest	Street	Anchors	Shops	Total	Street	Anchors	Shops	Total	Total	(ABR)	PSF

252-256 Greenwich Avenue	Madewell, Jack Wills, Blue Mercury	2014	100.0%	7,986	—	—	7,986	100.0%	—%	—%	100.0%	100.0%	1,336,219	167.32
2914 Third Avenue	Planet Fitness	2006	100.0%	—	21,650	18,670	40,320	—%	100.0%	100.0%	100.0%	100.0%	963,001	23.88
868 Broadway	Dr. Martens	2013	100.0%	2,031	—	—	2,031	100.0%	—%	—%	100.0%	100.0%	767,674	377.98
313-315 Bowery [2]	John Varvatos, Patagonia	2013	100.0%	6,600	—	—	6,600	100.0%	—%	—%	100.0%	100.0%	479,160	72.60
120 West Broadway	HSBC Bank	2013	100.0%	13,838	—	—	13,838	79.8%	—%	—%	79.8%	79.8%	1,937,128	175.49
2520 Flatbush Avenue	Bob's Disc. Furniture, Capital One	2014	100.0%	—	—	29,114	29,114	—%	—%	100.0%	100.0%	100.0%	1,158,573	39.79
991 Madison Avenue	Vera Wang, Perrin Paris, Gabriella Hearst	2016	100.0%	7,513	—	—	7,513	91.1%	—%	—%	91.1%	91.1%	2,627,502	383.73
Shops at Grand	Stop & Shop (Ahold)	2014	100.0%	—	52,336	47,349	99,685	—%	100.0%	93.7%	97.0%	100.0%	3,241,932	33.53
Gotham Plaza	Bank of America, Footlocker	2016	49.0%	—	—	25,927	25,927	—%	—%	69.3%	69.3%	81.0%	1,064,361	59.22
				99,026	86,950	135,650	321,626	89.6%	100.0%	88.3%	91.9%	93.7%	23,637,362	80.00
San Francisco Metro
555 9th Street	Bed, Bath & Beyond, Nordstrom Rack	2016	100.0%	—	119,862	28,970	148,832	—%	100.0%	100.0%	100.0%	100.0%	6,217,577	41.78
				—	119,862	28,970	148,832	—%	100.0%	100.0%	100.0%	100.0%	6,217,577	41.78
District of Columbia Metro
1739-53 & 1801-03 Connecticut Avenue	Ruth Chris Steak- house, TD Bank	2012	100.0%	20,669	—	—	20,669	100.0%	—%	—%	100.0%	100.0%	1,295,554	62.68
Rhode Island Place Shopping Center	Ross Dress for Less	2012	100.0%	—	25,134	32,533	57,667	—%	100.0%	88.4%	93.4%	100.0%	1,696,305	31.48
M Street and Wisconsin Corridor (25 Properties) [3]	Lululemon, Sephora, The Reformation	2011/16	25.3%	239,262	—	—	239,262	93.9%	—%	—%	93.9%	96.2%	16,053,091	71.47
				259,931	25,134	32,533	317,598	94.4%	100.0%	88.4%	94.2%	97.1%	19,044,950	63.66
Boston Metro
330-340 River Street	Whole Foods	2012	100.0%	—	40,800	13,426	54,226	—%	100.0%	100.0%	100.0%	100.0%	1,243,517	22.93
165 Newbury Street	Starbucks	2016	100.0%	1,050	—	—	1,050	100.0%	—%	—%	100.0%	100.0%	261,777	249.31
				1,050	40,800	13,426	55,276	100.0%	100.0%	100.0%	100.0%	100.0%	1,505,294	27.23

Total Street and Urban Retail				972,012	272,746	294,643	1,539,401	94.1%	100.0%	81.0%	92.6%	94.3%	$88,885,378	$62.33

Acadia Share Total Street and Urban Retail				779,008	272,746	281,420	1,333,174	94.1%	100.0%	81.6%	92.7%	94.1%	$75,388,187	$61.02

27

Core Portfolio Retail Properties – Detail [1]
Supplemental Report – December 31, 2018

		Year	Acadia's	Gross Leasable Area (GLA)				In Place Occupancy				Leased Occupancy	Annualized Base Rent	ABR
Property	Key Tenants	Acquired	Interest	Street	Anchors	Shops	Total	Street	Anchors	Shops	Total	Total	(ABR)	PSF

SUBURBAN PROPERTIES
New Jersey
Elmwood Park Shopping Center	Walgreens, Acme	1998	100.0%	—	62,610	81,300	143,910	—%	100.0%	80.2%	88.8%	91.7%	3,645,305	$28.52
Marketplace of Absecon	Rite Aid, Dollar Tree	1998	100.0%	—	46,724	57,832	104,556	—%	100.0%	82.4%	90.3%	90.3%	1,461,055	15.48
60 Orange Street	Home Depot	2012	98.0%	—	101,715	—	101,715	—%	100.0%	—%	100.0%	100.0%	730,000	7.18

New York
Village Commons Shopping Center	—	1998	100.0%	—	—	87,128	87,128	—%	—%	93.6%	93.6%	93.6%	2,644,825	32.42
Branch Plaza	LA Fitness, The Fresh Market	1998	100.0%	—	76,264	47,081	123,345	—%	100.0%	78.0%	91.6%	93.6%	3,044,919	26.95
Amboy Center	Stop & Shop (Ahold)	2005	100.0%	—	37,266	26,024	63,290	—%	100.0%	62.7%	84.7%	84.7%	1,777,861	33.17
Pacesetter Park Shopping Center	Stop & Shop (Ahold)	1999	100.0%	—	52,052	45,754	97,806	—%	100.0%	85.5%	93.2%	93.2%	1,232,004	13.52
LA Fitness	LA Fitness	2007	100.0%	—	55,000	—	55,000	—%	100.0%	—%	100.0%	100.0%	1,485,287	27.01
Crossroads Shopping Center	HomeGoods,Pet- Smart, Kmart	1998	49.0%	—	202,727	109,177	311,904	—%	100.0%	88.6%	96.0%	96.0%	7,193,460	24.03
New Loudon Center	Price Chopper, Marshalls	1993	100.0%	—	251,058	4,615	255,673	—%	100.0%	100.0%	100.0%	100.0%	2,155,174	8.43
28 Jericho Turnpike	Kohl's	2012	100.0%	—	96,363	—	96,363	—%	100.0%	—%	100.0%	100.0%	1,815,000	18.84
Bedford Green	Shop Rite, CVS	2014	100.0%	—	37,981	52,608	90,589	—%	100.0%	70.7%	83.0%	83.0%	2,455,471	32.66

Connecticut
Town Line Plaza [4]	Wal-Mart, Stop & Shop (Ahold)	1998	100.0%	—	163,159	43,187	206,346	—%	100.0%	93.6%	98.7%	98.7%	1,764,661	16.40

Massachusetts
Methuen Shopping Center	Wal-Mart, Market Basket	1998	100.0%	—	120,004	10,017	130,021	—%	100.0%	100.0%	100.0%	100.0%	1,360,858	10.47
Crescent Plaza	Home Depot, Shaw's (Supervalu)	1993	100.0%	—	156,985	61,163	218,148	—%	100.0%	67.7%	90.9%	90.9%	1,900,871	9.58
201 Needham Street	Michael's	2014	100.0%	—	20,409	—	20,409	—%	100.0%	—%	100.0%	100.0%	646,965	31.70
163 Highland Avenue	Staples, Petco	2015	100.0%	—	40,505	—	40,505	—%	100.0%	—%	100.0%	100.0%	1,311,747	32.38

Vermont
The Gateway Shopping Center	Shaw's (Supervalu)	1999	100.0%	—	73,184	28,471	101,655	—%	100.0%	93.7%	98.2%	98.2%	2,129,914	21.33

Illinois
Hobson West Plaza	Garden Fresh Markets	1998	100.0%	—	51,692	47,445	99,137	—%	100.0%	70.4%	85.8%	85.8%	1,309,799	15.39
28

Core Portfolio Retail Properties – Detail [1]
Supplemental Report – December 31, 2018

		Year	Acadia's	Gross Leasable Area (GLA)				In Place Occupancy				Leased Occupancy	Annualized Base Rent	ABR
Property	Key Tenants	Acquired	Interest	Street	Anchors	Shops	Total	Street	Anchors	Shops	Total	Total	(ABR)	PSF

Indiana
Merrillville Plaza	Jo-Ann Fabrics, TJ Maxx	1998	100.0%	—	123,220	112,867	236,087	—%	100.0%	88.1%	94.3%	94.3%	3,319,766	14.91

Michigan
Bloomfield Town Square	Best Buy, HomeGoods, TJ Maxx	1998	100.0%	—	153,839	81,183	235,022	—%	100.0%	85.4%	94.9%	94.9%	3,611,925	16.19

Delaware
Town Center and Other (2 properties)	Lowes, Bed Bath & Beyond, Target	2003	65.1%	—	748,210	51,808	800,018	—%	91.6%	85.7%	91.3%	93.6%	12,458,461	17.06
Market Square Shopping Center	Trader Joe's, TJ Maxx	2003	100.0%	—	42,850	59,197	102,047	—%	100.0%	100.0%	100.0%	100.0%	3,072,327	30.11
Naamans Road	—	2006	100.0%	—	—	19,850	19,850	—%	—%	63.9%	63.9%	63.9%	614,847	48.49

Pennsylvania
Mark Plaza	Kmart	1993	100.0%	—	104,956	1,900	106,856	—%	100.0%	100.0%	100.0%	100.0%	244,279	2.29
Plaza 422	Home Depot	1993	100.0%	—	139,968	16,311	156,279	—%	100.0%	100.0%	100.0%	100.0%	850,978	5.45
Chestnut Hill	—	2006	100.0%	—	—	37,646	37,646	—%	—%	100.0%	100.0%	100.0%	963,468	25.59
Abington Towne Center [5]	Target, TJ Maxx	1998	100.0%	—	184,616	31,662	216,278	—%	100.0%	56.3%	93.6%	98.9%	855,873	15.59

Total Suburban Properties				—	3,143,357	1,114,226	4,257,583	—%	98.0%	84.0%	94.3%	95.2%	66,057,100	$17.49

Acadia Share Total Suburban Properties				—	2,813,822	1,033,721	3,847,543	—%	98.8%	83.7%	94.8%	95.6%	$58,770,626	$17.26

TOTAL CORE PROPERTIES				972,012	3,416,103	1,408,869	5,796,984	94.1%	98.2%	83.4%	93.9%	95.0%	154,942,478	$29.78

Acadia Share Total Core Properties				779,008	3,086,568	1,315,141	5,180,717	94.1%	98.9%	83.3%	94.2%	95.2%	$134,158,813	$28.91

__________

1.

Excludes properties under development, redevelopment and pre-stabilized, see “Development and Redevelopment Activity” page of this Supplemental Report. The above occupancy and rent amounts do not include space which is currently leased, other than "leased occupancy," but for which rent payment has not yet commenced.

2.	Represents the annual base rent paid to Acadia pursuant to a master lessee and does not reflect the rent paid by the retail tenants at the property.
3.	Excludes 94,000 of office GLA.
4.	Anchor GLA includes a 97,300 square foot Wal-Mart store which is not owned by the Company. This square footage has been excluded for calculating annualized base rent per square foot.
5.	Anchor GLA includes a 157,616 square foot Target store which is not owned by the Company. This square footage has been excluded for calculating annualized base rent per square foot.

29

Core Portfolio – Top Tenants [1]
Supplemental Report – December 31, 2018	Pro-Rata Basis, Ranked by Annualized Base Rent (ABR)

	Number of	Combined		Percentage of Total
Tenant	Stores	GLA	ABR	GLA	ABR

Target	3	390,416	$7,809,968	7.5%	5.8%
H & M	2	81,246	5,309,815	1.6%	4.0%
Royal Ahold [2]	4	207,513	3,744,728	4.0%	2.8%
Nordstrom, Inc.	2	88,982	3,515,492	1.7%	2.6%
Albertsons Companies [3]	3	171,182	3,377,140	3.3%	2.5%
Walgreens	4	68,556	3,321,875	1.3%	2.5%
Bed, Bath, and Beyond [4]	3	122,465	3,068,430	2.4%	2.3%
Ascena Retail Group [5]	5	23,233	2,622,022	0.4%	2.0%
LA Fitness International LLC	2	100,000	2,524,787	1.9%	1.9%
Lululemon	2	7,533	2,333,647	0.1%	1.7%
Trader Joe's	3	41,432	2,225,739	0.8%	1.7%
TJX Companies [6]	7	208,450	2,130,894	4.0%	1.6%
Home Depot	3	312,718	1,964,443	6.0%	1.5%
Gap [7]	3	39,717	1,874,439	0.8%	1.4%
Bob's Discount Furniture	2	57,969	1,569,888	1.1%	1.2%
Tapestry [8]	2	4,250	1,507,069	0.1%	1.1%
JP Morgan Chase	7	28,715	1,435,144	0.6%	1.1%
Ulta Salon Cosmetic & Fragrance	3	31,497	1,424,318	0.6%	1.1%
DSW	2	35,842	1,351,836	0.7%	1.0%
Dick's Sporting Goods, Inc	2	86,415	1,321,634	1.7%	0.9%
TOTAL	64	2,108,131	$54,433,308	40.7%	40.6%

__________

1.	Does not include tenants that operate at only one Acadia Core location
2.	Stop and Shop (4 locations)
3.	Shaw’s (2 locations), Acme (1 location)
4.	Bed Bath and Beyond (2 locations), Christmas Tree Shops (1 location)
5.	Ann Taylor Loft (2 locations), Catherine’s (1 location), Dress Barn (1 location), Lane Bryant (1 location)
6.	TJ Maxx (4 locations), Marshalls (1 location), HomeGoods (2 locations); Excludes TJ Maxx Clark and Diversey location under redevelopment which will increase TJX Companies % of GLA to 4.4%
7.	Old Navy (2 locations), Banana Republic (1 location)
8.	Kate Spade (2 locations)
30

Core Portfolio – Lease Expirations
Supplemental Report – December 31, 2018	(Pro Rata Basis)

	Street Tenants					Anchor Tenants
		GLA		ABR			GLA		ABR
	Leases	Expiring	Percent		Percent	Leases	Expiring	Percent		Percent
Year	Expiring	SF	of Total	PSF	of Total	Expiring	SF	of Total	PSF	of Total
M to M [1]	1	1,300	0%	$27.69	0%	—	—	—%	$—	—%
2019	8	37,959	5.2%	65.45	4.3%	2	152,729	6%	10.48	4%
2020	12	31,937	4.4%	123.92	6.9%	5	273,380	9.8%	16.01	10.2%
2021	24	96,624	13.2%	52.76	8.8%	13	545,056	19.5%	14.60	18.6%
2022	11	54,337	7.4%	85.69	8.1%	5	187,442	6.7%	16.79	7.4%
2023	15	127,884	17.4%	69.06	15.3%	9	403,062	14.4%	18.35	17.3%
2024	11	74,731	10.2%	74.39	9.6%	11	365,205	13.1%	13.90	11.9%
2025	12	43,342	5.9%	140.50	10.6%	6	152,211	5.4%	18.33	6.5%
2026	12	24,920	3.4%	97.12	4.2%	3	72,216	2.6%	13.07	2.2%
2027	6	17,231	2.4%	80.41	2.4%	2	66,650	2.4%	23.33	3.6%
2028	10	147,202	20.1%	56.05	14.3%	7	409,285	14.6%	13.86	13.3%
Thereafter	10	75,692	10.2%	117.57	15.4%	4	170,633	6.0%	13.24	5.3%
Total	132	733,159	100.0%	$78.66	100.0%	67	2,797,869	100.0%	$15.28	100.0%

Anchor GLA Owned by Tenants		—					254,916
Total Vacant		45,849					33,783
Total Square Feet		779,008					3,086,568

	Shop Tenants					Total Tenants
		GLA		ABR			GLA		ABR
	Leases	Expiring	Percent		Percent	Leases	Expiring	Percent		Percent
Year	Expiring	SF	of Total	PSF	of Total	Expiring	SF	of Total	PSF	of Total
M to M [1]	2	8,241	0.8%	$16.89	0.4%	3	9,541	0.2%	$18.36	0.1%
2019	25	51,971	4.7%	30.29	4.7%	35	242,659	5.2%	23.32	4.2%
2020	39	117,904	10.8%	25.25	8.8%	56	423,221	9.1%	26.73	8.4%
2021	44	171,025	15.6%	24.39	12.4%	81	812,705	17.6%	21.20	12.8%
2022	39	130,380	11.9%	33.21	12.8%	55	372,159	8.0%	32.60	9.0%
2023	36	135,959	12.4%	29.78	12.0%	60	666,905	14.4%	30.40	15.1%
2024	31	135,225	12.3%	27.96	11.2%	53	575,161	12.4%	25.07	10.7%
2025	17	45,284	4.1%	31.22	4.2%	35	240,837	5.2%	42.74	7.7%
2026	14	64,136	5.9%	31.96	6.1%	29	161,272	3.5%	33.57	4.0%
2027	16	75,919	6.9%	30.05	6.8%	24	159,800	3.5%	32.68	3.9%
2028	24	111,193	10.2%	36.87	12.2%	41	667,680	14.4%	26.99	13.4%
Thereafter	13	47,995	4.4%	59.43	8.4%	27	294,320	6.5%	47.60	10.7%
Total	300	1,095,232	100.0%	$30.79	100.0%	499	4,626,260	100.0%	$28.91	100.0%

Anchor GLA Owned by Tenants		—					254,916
Total Vacant		219,909					299,541
Total Square Feet		1,315,141					5,180,717

_________

1.	Leases currently under month to month or in process of renewal
31

Core Portfolio – New and Renewal Rent Spreads
Supplemental Report – December 31, 2018

	Quarter Ended								Year to Date
	March 31, 2018		June 30, 2018		September 30, 2018		December 31, 2018		December 31, 2018
	GAAP [2]	Cash [3]	GAAP [2]	Cash [3]	GAAP [2]	Cash [3]	GAAP [2]	Cash [3]	GAAP [2]	Cash [3]
New Leases
Number of new leases executed	1	1	2	2	2	2	5	5	10	10
GLA	3,405	3,405	4,800	4,800	7,054	7,054	39,224	39,224	54,483	54,483
New base rent	$88.01	$78.56	$58.44	$51.37	$64.40	$57.75	$38.92	$35.55	$47.01	$42.51
Previous base rent	$41.16	$38.77	$46.52	$49.72	$51.84	$52.44	$33.42	$32.49	$37.44	$36.98
Average cost per square foot	$48.31	$48.31	$77.05	$77.05	$42.15	$42.15	$85.68	$85.68	$76.95	$76.95
Weighted Average Lease Term (years)	10.0	10.0	10.0	10.0	10.0	10.0	10.8	10.8	10.5	10.5
Percentage growth in base rent	113.8%	102.6%	25.6%	3.3%	24.2%	10.1%	16.5%	9.4%	25.5%	14.9%

Renewal Leases
Number of renewal leases executed	8	8	23	23	19	19	8	8	58	58
GLA	62,135	62,135	274,392	274,392	156,359	156,359	14,935	14,935	507,821	507,821
New base rent	$17.48	$17.09	$19.43	$19.33	$16.04	$15.62	$26.88	$26.56	$18.37	$18.13
Expiring base rent	$15.83	$16.43	$16.77	$17.74	$14.06	$14.50	$26.26	$26.69	$16.10	$16.84
Average cost per square foot	$0.51	$0.51	$—	$—	$—	$—	$—	$—	$0.06	$0.06
Weighted Average Lease Term (years)	4.9	4.9	4.7	4.7	5.0	5.0	4.7	4.7	4.8	4.8
Percentage growth in base rent	10.4%	4.0%	15.9%	9.0%	14.1%	7.7%	2.3%	(0.5)%	14.1%	7.6%

Total New and Renewal Leases
Number of new and renewal leases executed	9	9	25	25	21	21	13	13	68	68
GLA commencing	65,540	65,540	279,192	279,192	163,413	163,413	54,159	54,159	562,304	562,304
New base rent	$21.14	$20.28	$20.10	$19.88	$18.13	$17.44	$35.60	$33.07	$21.14	$20.49
Expiring base rent	$17.15	$17.59	$17.28	$18.29	$15.69	$16.14	$31.45	$30.89	$18.17	$18.80
Average cost per square foot	$2.99	$2.99	$1.32	$1.32	$1.82	$1.82	$62.05	$62.05	$7.51	$7.51
Weighted Average Lease Term (years)	5.2	5.2	4.8	4.8	5.2	5.2	9.1	9.1	5.4	5.4
Percentage growth in base rent	23.3%	15.3%	16.3%	8.7%	15.5%	8.0%	13.2%	7.1%	16.4%	9.0%

__________

1.

Based on lease execution dates. Does not include leased square footage and costs related to first generation space and the Company's major redevelopment projects; renewal leases include exercised options.

2.	Rents are calculated on a straight-line ("GAAP") basis and do not incorporate above- or below-market lease adjustments.
3.

Rents have not been calculated on a straight-line basis. Previous/expiring rent is that as of time of expiration and includes any percentage rent paid as well. New rent is that which is paid at commencement.

32

Core Portfolio – Capital Expenditures
Supplemental Report – December 31, 2018

	Quarter Ended				Year to Date
	March 31, 2018	June 30, 2018	September 30, 2018	December 31, 2018	December 31, 2018	December 31, 2017
Leasing Commissions	$212	$632	$320	$713	$1,877	$1,414
Tenant Improvements	1,224	2,211	3,745	2,896	10,076	6,241
Maintenance Capital Expenditures	957	152	1,471	574	3,154	2,642
Total Capital Expenditures	$2,393	$2,995	$5,536	$4,183	$15,107	$10,297

33

Fund Overview
Supplemental Report – December 31, 2018

I. KEY METRICS	Fund I		Fund II		Fund III		Fund IV		Fund V		Total
General Information:
Vintage	Sep-2001		Jun-2004		May-2007		May-2012		Aug-2016
Fund Size	$90.0	Million	$300.0	Million	$502.5	Million	$540.6	Million	$520.0	Million	$1,953.1	Million
Acadia's Commitment	$20.0	Million	$85.0	Million	$123.3	Million	$125.0	Million	$104.5	Million	$457.8	Million
Acadia's Pro Rata Share	22.2%		28.3%		24.5%		23.1%		20.1%		23.4%
Acadia's Promoted Share [1]	37.8%		42.7%		39.6%		38.5%		36.1%		38.8%
Preferred Return	9.0%		8.0%		6.0%		6.0%		6.0%		6.4%

Current-Quarter, Fund-Level Information:
Cumulative Contributions [2]	$86.6	Million	$347.1	Million	$423.9	Million	$420.8	Million	$85.1	Million	$1,363.5	Million
Cumulative Net Distributions [3]	$195.4	Million	$146.6	Million	$551.9	Million	$147.4	Million	$-	Million	$1,041.3	Million
Net Distributions/Contributions	225.6%		42.2%		130.2%		35.0%		N/A		76.4%
Unfunded Commitment [4]	$0.0	Million	$15.0	Million	$26.1	Million	$109.2	Million	$434.9	Million	$585.2	Million
Acquisition Dry Powder [5]	N/A		N/A		N/A		N/A		$287.0	Million	$287.0	Million
Investment Period Closes [6]	Closed		Closed		Closed		Closed		Aug-2019
Currently in a Promote Position? (Yes/No)	No		No		No		No		No

II. FEES & PRIORITY DISTRIBUTIONS EARNED BY ACADIA

Type:	Applicable to		Description
Asset Management [7]	Fund I, II & III		1.5% of Implied Capital
Asset Management [7]	Fund IV & V		1.5% of Implied Capital during the investment period, 1.25% of Implied Capital post-investment period
Property Management	All funds		4.0% of gross property revenues
Leasing	All funds		Market-rate leasing commissions
Construction/Project Management	All funds		Market-rate fees
Development	Fund III, IV & V		3.0% of total project costs
__________

1.

Acadia's "Promoted Share" reflects Acadia's share of fund profits once all partners (including Acadia) have received a return of their cumulative contributions plus their cumulative preferred return. Acadia's Promoted Share equals a 20% promote plus Acadia's pro rata share of the remaining 80%.

2.

With regard to Fund II, the additional contributions over original Fund Size reflects a prior-period distribution that was re-contributed to the Fund during 2016 to fund the on-going redevelopment of existing Fund II investments.

3.	Net of fees and promote. Fund I has made its final distribution and was fully liquidated in 2018.
4.

Unfunded Commitments are set aside to complete leasing and development at existing fund investments and to make new Fund V investments. The Unfunded Commitment will not equal Fund Size less Cumulative Contributions in those instances where certain fund distributions have been marked as recallable or where the fund has released commitments due to, among other reasons, the closing of the fund's investment period or accelerated asset sales. With regard to Fund II, the Unfunded Commitment reflects a prior-period distribution that is subject to recontribution to the Fund until April 2021.

5.	Unfunded Commitments available to deploy into new unidentified investments.
6.	With regard to Fund V’s investment period, Acadia has two one-year extension options, at its discretion, through August 2021.
7.	Implied Capital is Fund Size less capital attributed to sold investments or released. Post-investment period, Fund IV Implied Capital also excludes $50.0 million of general reserves.

34

Fund Portfolio Retail Properties – Detail [1]
Supplemental Report – December 31, 2018

		Year	Fund	Gross Leasable Area				In Place Occupancy				Leased	Annualized
Property	Key Tenants	Acquired	Ownership %	Street	Anchors	Shops	Total	Street	Anchors	Shops	Total	Occupancy	Base Rent (ABR)	ABR PSF

Fund II Portfolio Detail

NEW YORK
New York
City Point - Phase I and II	Century 21, Target, Alamo Drafthouse	2007	94.2%	—	307,049	167,951	475,000	—%	100.0%	23.2%	72.9%	81.7%	$9,525,366	$27.53

Total - Fund II				—	307,049	167,951	475,000	—%	100.0%	23.2%	72.9%	81.7%	$9,525,366	$27.53

Fund III Portfolio Detail

NEW YORK
New York
654 Broadway	─	2011	100.0%	2,896	—	—	2,896	—%	—%	—%	—%	100.0%	$—	$—
640 Broadway	Swatch	2012	63.1%	4,637	—	—	4,637	53.2%	—%	—%	53.2%	53.2%	702,617	284.71
3104 M Street	Patagonia	2012	80.0%	—	5,982	—	5,982	—%	100.0%	—%	100%	100.0%	485,000	81.08
Cortlandt Crossing	ShopRite, HomeSense	2012	100.0%	—	67,610	58,296	125,906	—%	100.0%	42.9%	73.6%	73.6%	2,383,568	25.74
Nostrand Avenue	─	2013	100.0%	—	—	40,977	40,977	—%	—%	94.1%	94.1%	94.1%	1,808,256	46.90

Total - Fund III				7,533	73,592	99,273	180,398	32.8%	100.0%	64.0%	77.4%	79.0%	$5,379,441	$38.53

Fund IV Portfolio Detail

NEW YORK
New York
801 Madison Avenue	─	2015	100.0%	2,625	—	—	2,625	—%	—%	—%	—%	—%	$—	$—
210 Bowery	─	2012	100.0%	2,538	—	—	2,538	—%	—%	—%	—%	—%	—	—
27 East 61st Street	─	2014	100.0%	4,177	—	—	4,177	—%	—%	—%	—%	—%	—	—
17 East 71st Street	The Row	2014	100.0%	8,432	—	—	8,432	100.0%	—%	—%	100.0%	100.0%	2,049,679	243.08
1035 Third Avenue [2]	─	2015	100.0%	7,617	—	—	7,617	59.2%	—%	—%	59.2%	70.6%	903,679	200.55
Colonie Plaza	Price Chopper, Big Lots	2016	100.0%	—	96,000	57,483	153,483	—%	100.0%	86.5%	94.9%	94.9%	1,631,058	11.19

New Jersey
Paramus Plaza	Ashley Furniture, Marshalls	2013	50.0%	—	64,105	86,555	150,660	—%	39.0%	81.4%	63.3%	74.1%	1,619,790	16.97

BOSTON
Massachusetts
Restaurants at Fort Point	─	2016	100.0%	15,711	—	—	15,711	100.0%	—%	—%	100.0%	100.0%	477,990	30.42

NORTHEAST
Maine
Airport Mall	Hannaford, Marshalls	2016	100.0%	—	131,042	90,788	221,830	—%	100.0%	23.3%	68.6%	68.6%	1,012,976	6.66
Wells Plaza	Reny's, Dollar Tree	2016	100.0%	—	62,471	27,963	90,434	—%	100.0%	94.7%	98.3%	98.3%	727,908	8.18
Shaw's Plaza (Waterville)	Shaw's	2016	100.0%	—	87,492	31,523	119,015	—%	100.0%	100.0%	100.0%	100.0%	1,407,316	11.82
Shaw's Plaza (Windham)	Shaw's	2017	100.0%	—	66,698	57,632	124,330	—%	100.0%	75.0%	88.4%	88.4%	1,034,193	9.41
JFK Plaza	Hannaford, TJ Maxx	2016	100.0%	—	104,426	46,681	151,107	—%	100.0%	28.9%	78.0%	78.0%	786,801	6.67

Pennsylvania
Dauphin Plaza	Price Rite, Ashley Furniture	2016	100.0%	—	114,765	91,750	206,515	—%	100.0%	79.6%	91.0%	91.0%	1,863,551	9.92
Mayfair Shopping Center	Planet Fitness, Dollar Tree	2016	100.0%	—	25,673	89,738	115,411	—%	—%	86.5%	67.3%	67.3%	1,386,112	17.85

35

Fund Portfolio Retail Properties – Detail [1]
Supplemental Report – December 31, 2018	(in thousands)

		Year	Fund	Gross Leasable Area				In Place Occupancy				Leased	Annualized
Property	Key Tenants	Acquired	Ownership %	Street	Anchors	Shops	Total	Street	Anchors	Shops	Total	Occupancy	Base Rent (ABR)	ABR PSF

Rhode Island
650 Bald Hill Road	Dick's Sporting Goods, Burlington Coat Factory	2015	90.0%	—	55,000	113,764	168,764	—%	100.0%	17.6%	44.4%	81.1%	946,612	12.62

MID-ATLANTIC
Virginia
Promenade at Manassas	Home Depot	2013	98.6%	—	194,038	71,404	265,442	—%	85.6%	93.4%	87.7%	88.0%	2,986,446	12.83

Delaware
Eden Square	Giant Food, LA Fitness	2014	98.6%	—	115,973	115,071	231,044	—%	100.0%	78.5%	89.3%	89.3%	3,154,202	15.29

MIDWEST
Illinois
938 W. North Avenue	Sephora, Lululemon	2013	100.0%	31,762	—	—	31,762	100.0%	—%	—%	100.0%	100.0%	1,726,350	54.35
Lincoln Place	Kohl's, Marshall's, Ross	2017	100.0%	—	144,302	127,758	272,060	—%	100.0%	61.1%	81.7%	90.1%	2,624,502	11.80

SOUTHEAST
Georgia
Broughton Street Portfolio (13 properties)	H&M, Lululemon, Michael Kors, Starbucks	2014	83.5%	104,630	—	—	104,630	86.5%	—%	—%	86.5%	86.5%	3,190,830	35.25

North Carolina
Wake Forest Crossing	Lowe's, TJ Maxx	2016	100.0%	—	113,353	89,527	202,880	—%	100.0%	94.3%	97.5%	97.5%	2,912,708	14.73

WEST
California
146 Geary Street	─	2015	100.0%	11,436	—	—	11,436	—%	—%	—%	—%	—%	—	—
Union and Fillmore Collection (3 properties)	Eileen Fisher, L'Occitane, Bonobos	2015	90.0%	7,148	—	—	7,148	100.0%	—%	—%	100.0%	100.0%	702,830	98.33

Total - Fund IV				196,076	1,375,338	1,097,637	2,669,051	80.6%	93.3%	68.0%	81.9%	85.8%	33,145,533	$15.16

Fund V Portfolio Detail

SOUTHWEST
New Mexico
Plaza Santa Fe	TJ Maxx, Best Buy, Ross Dress for Less	2017	100.0%	—	153,983	70,240	224,223	—%	100.0%	91.4%	97.3%	99.4%	3,790,462	17.37

MIDWEST
Michigan
New Towne Plaza	Kohl's, Jo-Ann's, DSW	2017	100.0%	—	145,389	48,057	193,446	—%	100.0%	81.4%	95.4%	95.4%	2,135,908	11.58
Fairlane Green	TJ Maxx, Michaels, Bed Bath & Beyond	2017	100.0%	—	109,916	142,988	252,904	—%	100.0%	100.0%	100.0%	100.0%	5,241,779	20.73

SOUTHEAST
North Carolina
Hickory Ridge	Kohl's, Best Buy, Dick's	2017	100.0%	—	266,584	113,981	380,565	—%	100.0%	73.6%	92.1%	93.4%	4,001,612	11.42

Alabama
Trussville Promenade	Wal-Mart, Regal Cinemas	2018	100.0%	—	366,010	97,715	463,725	—%	100.0%	78.9%	95.6%	95.6%	4,395,241	9.92

Georgia
Hiram Pavilion	Kohl's, HomeGoods	2018	100.0%	—	209,423	153,252	362,675	—%	100.0%	94.8%	97.8%	97.8%	4,174,227	11.77

36

Fund Portfolio Retail Properties – Detail [1]
Supplemental Report – December 31, 2018	(in thousands)

		Year	Fund	Gross Leasable Area				In Place Occupancy				Leased	Annualized
Property	Key Tenants	Acquired	Ownership %	Street	Anchors	Shops	Total	Street	Anchors	Shops	Total	Occupancy	Base Rent (ABR)	ABR PSF

WEST
California
Elk Grove Commons	Kohl's, HomeGoods	2018	100.0%	—	132,315	88,411	220,726	—%	100.0%	98.1%	99.2%	100.0%	4,712,546	21.52

Total - Fund V				—	1,383,620	714,644	2,098,264	—%	100.0%	89.5%	96.4%	97.0%	28,451,775	$14.06

TOTAL FUND PROPERTIES				203,609	3,139,599	2,079,505	5,422,713	78.9%	97.0%	71.6%	86.6%	89.5%	$76,502,115	$16.29

Acadia Share of Total Fund Properties				42,580	685,963	453,233	1,181,775	76.9%	97.5%	70.1%	86.3%	89.2%	$16,805,465	$16.48
__________

1.

Excludes properties under development, see “Development and Redevelopment Activity” page of this Supplemental Report. The above occupancy and rent amounts do not include space which is currently leased, other than "leased occupancy," but for which rent payment has not yet commenced. Residential and office GLA is excluded.

2.	Property also includes 12,371 sf of 2nd floor office space and 29,760 sf parking garage (131 spaces).

37

Fund Lease Expirations
Supplemental Report – December 31, 2018	(Pro Rata Basis)

	FUND II						FUND III
		GLA			ABR			GLA			ABR
	Leases	Expiring	Percent			Percent	Leases	Expiring	Percent			Percent
Year	Expiring	SF	of Total	Amount	PSF	of Total	Expiring	SF	of Total	Amount	PSF	of Total
M to M [1]	—	—	—%	$—	$—	—%	—	—	—%	$—	$—	—%
2019	—	—	—%	—	—	—%	—	—	—%	—	—	—%
2020	—	—	—%	—	—	—%	2	729	2.2%	33,288	45.66	2.7%
2021	—	—	—%	—	—	—%	2	1,038	3.1%	42,804	41.24	3.5%
2022	—	—	—%	—	—	—%	3	1,330	3.9%	105,024	78.97	8.5%
2023	—	—	—%	—	—	—%	5	1,447	4.3%	107,992	74.63	8.8%
2024	—	—	—%	—	—	—%	1	755	2.2%	44,259	58.62	3.6%
2025	—	—	—%	—	—	—%	2	624	1.9%	53,674	86.02	4.4%
2026	—	—	—%	—	—	—%	1	110	0.3%	34,878	317.07	2.8%
2027	—	—	—%	—	—	—%	1	209	0.6%	10,672	51.06	0.9%
2028	2	5,951	6.4%	386,735	64.99	15.2%	2	6,769	20.1%	162,925	24.07	13.2%
Thereafter	6	86,444	93.6%	2,156,538	24.95	84.8%	5	20,679	61.4%	635,447	30.73	51.6%
Total	8	92,395	100.0%	$2,543,273	$27.53	100.0%	24	33,690	100.0%	$1,230,963	$36.54	100.0%

		34,430	Total Vacant					9,797	Total Vacant
		126,825	Total Square Feet					43,487	Total Square Feet

	FUND IV						FUND V
		GLA			ABR			GLA			ABR
	Leases	Expiring	Percent			Percent	Leases	Expiring	Percent			Percent
Year	Expiring	SF	of Total	Amount	PSF	of Total	Expiring	SF	of Total	Amount	PSF	of Total
M to M [1]	4	7,714	1.6%	$44,607	$5.78	0.6%	—	—	—%	$—	$—	—%
2019	19	16,387	3.4%	232,393	14.18	3.2%	23	21,630	5.3%	440,633	20.37	7.7%
2020	27	37,201	7.6%	409,987	11.02	5.6%	34	121,218	29.8%	1,287,926	10.62	22.5%
2021	39	69,693	14.3%	972,001	13.95	13.3%	38	61,886	15.2%	1,121,023	18.11	19.6%
2022	23	50,926	10.5%	689,860	13.55	9.4%	30	59,590	14.7%	829,659	13.92	14.5%
2023	24	54,138	11.1%	529,441	9.78	7.2%	20	22,593	5.6%	423,170	18.73	7.4%
2024	16	44,050	9.0%	769,741	17.47	10.5%	12	30,980	7.6%	409,078	13.20	7.2%
2025	21	26,664	5.5%	817,921	30.68	11.2%	5	31,245	7.7%	452,695	14.49	7.9%
2026	22	42,433	8.7%	966,145	22.77	13.2%	6	12,063	3.0%	206,244	17.10	3.6%
2027	15	25,181	5.2%	379,906	15.09	5.2%	3	5,043	1.2%	95,222	18.88	1.7%
2028	9	10,788	2.2%	189,682	17.58	2.6%	8	20,825	5.1%	308,719	14.82	5.4%
Thereafter	15	101,847	20.9%	1,310,739	12.87	18.0%	3	19,545	4.8%	144,438	7.39	2.5%
Total	234	487,022	100.0%	$7,312,423	$15.01	100.0%	182	406,618	100.0%	$5,718,807	$14.06	100.0%

		102,690	Total Vacant					15,133	Total Vacant
		589,712	Total Square Feet					421,751	Total Square Feet

__________

1.	Leases currently under month to month or in process of renewal
38

Development and Redevelopment Activity
Supplemental Report – December 31, 2018

				Est. SQFT				Acquisition & Development Costs
Property	Ownership	Location	Estimated Stabilization	Upon Completion	Leased Rate	Key Tenants	Outstanding Debt	Incurred [2]	Estimated Future Range			Estimated Total Range
Development:
CORE
56 E Walton Street [1]	100.0%	Chicago, IL	2019	8,874	—	TBD	$—	$10.1	$—	to	$0.4	$10.1	to	$10.5

FUND III
Broad Hollow Commons	100.0%	Farmingdale, NY	2021	180,000 - 200,000	—	TBD	—	17.2	32.8	to	42.8	50.0	to	60.0

FUND IV
717 N. Michigan Avenue	100.0%	Chicago, IL	2020	62,000	25.0%	Disney Store	66.6	107.9	12.1	to	19.6	120.0	to	127.5
							$66.6	$135.2	$44.9		$62.8	$180.1		$198.0
Redevelopment:

CORE
City Center	100.0%	San Francisco, CA	2020	241,000	90.0%	Target	$—	$172.0	$18.0	to	$28.0	$190.0	to	$200.0
Route 6 Mall	100.0%	Honesdale, PA	TBD	TBD	100.0%	TBD	—	TBD	TBD		TBD	TBD		TBD
Mad River	100.0%	Dayton, OH	TBD	TBD	50.0%	TBD	—	TBD	TBD	to	TBD	TBD	to	TBD
							$—	$172.0	$18.0		$28.0	$190.0		$200.0
Pre-Stabilized:

CORE
613-623 West Diversey	100.0%	Chicago, IL	2019	29,778	76.1%	TJ Maxx, Blue Mercury	$—
							—
FUND II
City Point	94.2%	New York, NY	2020	475,000	81.7%	Century 21, Target, Alamo Drafthouse	264.6

FUND III
Cortlandt Crossing	100.0%	Mohegan Lake, NY	2019	125,906	73.6%	ShopRite, HomeSense	26.0
654 Broadway	100.0%	New York, NY	2019	2,896	100.0%	─
640 Broadway	63.1%	New York, NY	2019	4,637	53.2%	Swatch	49.5
Nostrand Avenue	100.0%	Brooklyn, NY	2019	40,977	94.1%	─	10.1

FUND IV
Paramus Plaza	50.0%	Paramus, NJ	2019	150,660	74.1%	Ashley Furniture, Marshalls	17.6
650 Bald Hill Road	90.0%	Warwick, RI	2019	168,764	81.1%	Dick's Sporting Goods, Burlington Coat Factory	16.5
210 Bowery	100.0%	New York, NY	2019	2,538	—	─	—
801 Madison	100.0%	New York, NY	2019	2,625	—	─	—
27 E 61st Street	100.0%	New York, NY	2019	4,177	—	─	—
1035 Third Avenue	100.0%	New York, NY	2019	7,617	70.6%	─	38.4
							$422.7

_________

39

Development and Redevelopment Activity
Supplemental Report – December 31, 2018

__________

1.	56 E Walton Street was moved from Development to Pre-Stabilized effective January 1, 2019.
2.	Incurred amounts include costs associated with the initial carrying value. Reconciles to Consolidated Balance Sheet as follows:

Development costs above	$135.2

Deferred costs and other amounts	(14.9)

Total per consolidated balance sheet	$120.3

Refer to “ Net Asset Valuation Information ” for pro-rata costs incurred

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Important Notes
Supplemental Report – December 31, 2018

SPECIAL NOTE REGARDING FORWARD-LOOKING STATEMENTS

Certain statements contained in this supplemental disclosure may contain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities and Exchange Act of 1934 and as such may involve known and unknown risks, uncertainties and other factors which may cause the Company’s actual results, performance or achievements to be materially different from future results, performance or achievements expressed or implied by such forward-looking statements. Forward-looking statements, which are based on certain assumptions and describe the Company’s future plans, strategies and expectations are generally identifiable by use of the words “may,” “will,” “should,” “expect,” “anticipate,” “estimate,” “believe,” “intend” or “project” or the negative thereof or other variations thereon or comparable terminology. Factors which could have a material adverse effect on the operations and future prospects of the Company include, but are not limited to those set forth under the heading “Risk Factors” in the Company’s Annual Report on Form 10-K. These risks and uncertainties should be considered in evaluating any forward-looking statements contained or incorporated by reference herein.

USE OF FUNDS FROM OPERATIONS AS NON-GAAP FINANCIAL MEASURE

The Company considers funds from operations (“FFO”) as defined by the National Association of Real Estate Investment Trusts (“NAREIT”) to be an appropriate supplemental disclosure of operating performance for an equity REIT due to its widespread acceptance and use within the REIT and analyst communities. FFO is presented to assist investors in analyzing the performance of the Company. It is helpful as it excludes various items included in net income that are not indicative of the operating performance, such as gains (or losses) from sales of property and depreciation and amortization. However, the Company’s method of calculating FFO may be different from methods used by other REITs and, accordingly, may not be comparable to such other REITs. FFO does not represent cash generated from operations as defined by generally accepted accounting principles (“GAAP”) and is not indicative of cash available to fund all cash needs, including distributions. It should not be considered as an alternative to net income for the purpose of evaluating the Company’s performance or to cash flows as a measure of liquidity. Consistent with the NAREIT definition, the Company defines FFO as net income (computed in accordance with GAAP), excluding gains (or losses) from sales of depreciated property, plus depreciation and amortization, and after adjustments for unconsolidated partnerships and joint ventures. The Company believes that income or gains derived from its RCP investments, including its investment in Albertson’s, are private-equity investments and, as such, should be treated as operating income and therefore FFO. The Company believes that this supplemental adjustment more appropriately reflects the results of its operations. The Company also provides one other supplemental disclosure of operating performance, adjusted funds from operations (“AFFO”). The Company defines AFFO as FFO adjusted for straight line rent, non-real estate depreciation, amortization of finance costs and costs of management contracts, tenant improvements, leasing commissions and capital expenditures.

USE OF NON-GAAP FINANCIAL MEASURES

Non-GAAP financial measures such as EBITDA, NOI, Same-Property NOI and lease spreads are widely used financial measures in many industries, including the REIT industry, and are presented to assist investors and analysts in analyzing the performance of the Company. They are helpful as they exclude various items included in net income that are not indicative of operating performance, such as gains (or losses) from sales of property and depreciation and amortization and is used in computing various financial ratios as a measure of operational performance. The Company computes EBITDA as the sum of net income before extraordinary items plus interest expense, depreciation, income taxes and amortization, less any gains (losses including impairment charges) on the sale of income producing properties. The Company computes NOI by taking the difference between Property Revenues and Property Expenses as detailed in this reporting supplement. Same-Property NOI includes properties in our Core Portfolio that we owned for both the current and prior periods presented, but excludes those properties which we acquired, sold or expected to sell, and redeveloped during these periods. The Company’s method of calculating EBITDA, NOI and Same-Property NOI may be different from methods used by other REITs and, accordingly, may not be comparable to such other REITs. EBITDA, NOI and Same-Property NOI do not represent cash generated from operations as defined by GAAP and are not indicative of cash available to fund all cash needs, including distributions. They should not be considered as an alternative to net income for the purpose of evaluating the Company’s performance or to cash flows as a measure of liquidity.

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